Exhibit 99.1

Exhibit 99.1

Exhibit 99.1

Exhibit 99.1

• • Exhibit 99.1

Exhibit 99.1

Exhibit 99.1

℠ Exhibit 99.1

∆ ∆ • • • Exhibit 99.1

∆ ∆ ∆ ∆ Exhibit 99.1

Exhibit 99.1

Exhibit 99.1

∆ Exhibit 99.1

Exhibit 99.1

Exhibit 99.1

• • Exhibit 99.1

∆ ∆ Exhibit 99.1

Exhibit 99.1

Exhibit 99.1

Exhibit 99.1

Exhibit 99.1

Exhibit 99.1

Exhibit 99.1

Exhibit 99.1

BANNER CORPORATION

KEEFE, BRUYETTE & WOODS
EIGHTEENTH ANNUAL COMMUNITY BANK INVESTOR CONFERENCE 2017

KBW A Stifel Company

NEW YORK CITY • AUGUST 1 & 2, 2017


Photo by
Debra Shotts


chris@off the
edge photography


Photo by
Jackie Miles


Photo by
Kang Pan

Disclosure Statement

Exhibit 99.1

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question and answer period following the presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released July 26, 2017 as well as the Form 10-K for the year ended December 31, 2016 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made and Banner assumes no obligation to update information concerning its expectations.

Building value at Banner

Exhibit 99.1

BANNER CORPORATION

Building value for stakeholders ...

by focusing on core banking competency ...

that is sustainable through change events ...

and scalable with acquisition growth

Banner Corporation	
Assets	$10.2B
Deposits	$ 8.5B
Loans	$ 7.6B
Offices	190
Employees	2,000



CANADA
WA
Seattle
Spokane
MT
Portland
Eugene
OR
ID
Boise
Medford
Salt Lake City
NV
UT
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Corporation
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank

Recent Additions	2014 Q2 SW Oregon Branches	2015 Q1 Siuslaw Bank	2015 Q4 AmericanWest Bank
Assets	$ 0.2B	$ 0.4B	$ 4.5B
Deposits	$ 0.2B	$ 0.3B	$ 3.6B
Loans	$ 0.1B	$ 0.2B	$ 3.0B
Offices	6	10	98

Exhibit 99.1

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

Exhibit 99.1

Growing revenue … in a good place since 1890

BANNER CORPORATION

Population Estimate (millions)	2016	2030	Growth
Washington	7.3	8.6	18%
Oregon	4.1	4.8	18%
Idaho	1.7	2.0	17%
California	39.3	46.4	18%
Utah	3.1	3.5	14%
Region	55.4	65.4	18%
United States	*323.1*	*363.6*	*13%*

- All 5 Banner states are among the fastest growing in the U.S.
- Region has ~17% of U.S. population but will drive ~25% of its growth.

Strong Population Growth Forecast



United States
Washington
Oregon
Idaho
California
Utah
2006 to 2016
2016 to 2030
Rank: 9th 7th
15th 9th
8th 10th
24th 8th
1st 16th
0% 5% 10% 15% 20% 25%



CANADA
WA
Seattle
Spokane
Portland
Eugene
OR
Medford
ID
Boise
MT
WY
Salt Lake City
UT
NV
Sacramento
CA
CO
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Corporation
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Google

Source: U.S. Census Bureau

Growing revenue … in an ideal geography

Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …

Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	Boeing, intel, PACCAR
Consumer	amazon, Costco Wholesale, Starbucks, Nike, Nordstrom
Logistics	Port of Seattle, Port of Tacoma, Expeditors, Port of Portland
Natural Resources	Weyerhaeuser, TriMarine, Trident Seafoods
Agriculture	Traditional, specialty crops, orchards, wineries, …

California

From Apple to zoomerang, from Silicon Valley to the Central Valley … the world's 6th largest economy

Exhibit 99.1

Growing revenue

Offer super community bank value proposition

Broad product offerings serving middle market, small business and consumer client base
Decision making as close to client as possible
Delivery channels aligned to maximize tactical execution of strategic plan
Community investment

Growing revenue

Guard and improve reputation

Ranked highest in Northwest for client satisfaction: J.D. Power 2017 U.S. Retail Banking Satisfaction Study℠
Ranked 29th out of 100 in *Forbes* 2017: "Best Banks in America"
Received highest rating: *BauerFinancial* Star Rating™
Seattle/Spokane SBA District: Named "Regional Lender of the Year" in 2016 and 2015 Named "Community Lender of the Year" in 2014 and 2013
Portland SBA District: Named "Star Performer" in 2016 and 2015
Released from enhanced regulatory oversight (April 2012)
Repurchased 100% of Senior Preferred Stock (f/k/a TARP): $124 million during 2012

Exhibit 99.1

Growing revenue

Grow transaction deposit accounts

Quarter Ending	Non-Interest Bearing Number	Non-Interest Bearing YOY Δ	Interest Bearing Number	Interest Bearing YOY Δ
06/30/17	258,125	4.5%	134,839	1.8%
12/31/09	71,178	8.0%	50,955	1.1%

- Excluding all acquisitions, the number of transaction deposit accounts has grown ~93% since 2009, a 9.1% compound annual growth rate.
- Including acquisitions, the number of transaction deposit accounts has more than doubled.
- ~ 53,000 AmericanWest Bank interest bearing accounts were converted to non-interest bearing accounts at systems conversion.



Thousands
400
350
300
250
200
150
100
50
0
Interest Bearing
Non-Interest Bearing
AmericanWest Bank
Siuslaw Bank
SW Oregon Branches
Credit Crisis
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Growing revenue

Exhibit 99.1

BANNER CORPORATION

Grow core revenue

Quarter Ending	Quarter		LTM	
	Amount	YOY Δ	Amount	YOY Δ
06/30/17	$ 123M	7.4%	$ 474M	17.1%
12/31/09	$ 45M	5.8%	$ 177M	-0.6%



Millions
Other Income
Net Interest Income
120
100
80
60
40
20
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Grow deposit fees

Quarter Ending	Quarter		LTM	
	Amount	YOY Δ	Amount	YOY Δ
06/30/17	$ 13.2M	8.4%	$ 50.6M	7.7%
12/31/09	$ 5.3M	1.6%	$ 21.4M	-0.7%



Millions
Other Fees
Mortgage Bnkg
Deposit Fees
Deposit Fees as % of Core Revenue
24
20
16
12
8
4
0
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

Exhibit 99.1

Protecting net interest margin

Improve Earning Asset Mix

12/31/2009



Coml & Ag
19%
14%
Securities
7%
Consumer
CRE Owner
11%
16%
Res Mortgage
CRE Investor
21%
12%
Res Const/Dev

06/30/2017



Coml & Ag
18%
18%
Securities
7%
Consumer
CRE Owner
15%
9%
Res Mortgage
6%
Res Const/Dev
CRE Investor
27%

$ Billions	12/09	06/17
Securities	0.6	1.7
Coml & Ag	0.9	1.6
CRE Owner	0.5	1.4
CRE Investor	0.9	2.5
Res Const/Dev	0.5	0.5
Res Mortgage	0.7	0.8
Consumer	0.3	0.7
Total	4.4	9.2

Improve Funding Mix

12/31/2009



14%
Non-Interest Bearing
Certificates of Deposit
45%
31%
Interest Bearing and Savings
FHLB & Other
10%

06/30/2017



Certificates of Deposit
14%
3%
FHLB & Other
37%
Non-Interest Bearing
46%
Interest Bearing and Savings

$ Billions	12/09	06/17
Non-Interest	0.6	3.2
Interest Bearing	1.3	4.0
CDs	2.0	1.2
FHLB & Other	0.4	0.3
Total	4.3	8.7

BANNER CORPORATION

Protecting net interest margin

Grow core deposits

Quarter Ending	Balance	YOY Δ	% of Total
06/30/17	$ 7,277M	8.4%	86%
12/31/09	$ 1,924M	16.8%	50%


Billions
Noncore Deposits
Core Deposits
Core Deposit %
0
1
2
3
4
5
6
7
8
9
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Reduce deposit costs

Quarter Ending	Quarter		LTM	
	Amount	Rate	Amount	Rate
06/30/17	$ 3.2M	0.15%	$ 11.4M	0.14%
12/31/09	$ 17.7M	1.83%	$ 83.2M	2.21%


Loan Yield
Deposit Cost
Loan–Deposit Spread
0%
1%
2%
3%
4%
5%
6%
7%
8%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Protecting net interest margin

Exhibit 99.1

BANNER CORPORATION

Maintain 90–95% loan-to-deposit ratio

Quarter Ending	Ratio
06/30/17	90%
12/31/09	98%



Net Noncore Funding Dependence
Banner
Gray band spans 3rd quartile of Group 1 ($10B and over).
Peer Median
Peer Top Quartile
50%
40%
30%
20%
10%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16



Deposits
Loans
Loan-to-Deposit Ratio
115%
110%
105%
100%
95%
90%
85%
80%
75%
70%
9
8
7
6
5
4
3
2
1
0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Protecting net interest margin

Exhibit 99.1

Maintain top quartile net interest margin

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
06/30/17	$100 M	4.33%	$385 M	4.26%
12/31/09	$ 39 M	3.53%	$146 M	3.36%



Net Interest Margin
Banner
Gray band spans 3rd quartile of Group 1 ($10B and over).
Peer Top Quartile
Peer Median
5.0%
4.5%
4.0%
3.5%
3.0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16



Earning Asset Yield
Funding Cost
Net Interest Margin
8%
7%
6%
5%
4%
3%
2%
1%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Exhibit 99.1

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Spending carefully

Benefit from scale	AmericanWest provides scale. Per the original transaction metrics:
Control core operating expense	• Cost synergies: $ 37.5 million • One-time charges: $ 50.0 million

Spending carefully

Control core operating expense

Quarter Ending	Quarter Amount	Quarter YOY Δ	LTM Amount	LTM YOY Δ
06/30/17	$ 82M	8.4%	$ 318M	14.1%
12/31/09	$ 31M	-10.1%	$ 132M	-2.5%


100%
90%
80%
70%
60%
50%
Efficiency Ratio
Banner
Gray band spans 3rd quartile of Group 1 ($10B and over).
Peer Median
Peer Top Quartile
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16


Millions
90
80
70
60
50
40
30
20
10
0
Other
Information
Occupancy
Compensation
Efficiency Ratio
100%
90%
80%
70%
60%
50%
40%
30%
20%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Exhibit 99.1

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

Maintaining a moderate risk profile

Exhibit 99.1

Minimize nonperforming assets

Quarter Ending	NPLs Amount	NPLs % of TA	OREO Amount	OREO % of TA
06/30/17	$ 22M	0.29%	$ 3M	0.03%
12/31/09	$ 214M	5.53%	$ 78M	2.01%



ALLL to Total Loans
Banner
Peer Top Quartile
Gray band spans 3rd quartile of Group 1 ($10B and over).
Peer Median
* At 06/30/17, when adjusted for purchase accounting of the AmericanWest portfolio, the allowance to total loans was 1.51%.
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16



Millions
Other Real Estate Owned
Nonperforming Loans
ALLL
350
300
250
200
150
100
50
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Maintaining a moderate risk profile

Maintain appropriate risk capital

Quarter Ending	Tier 1 Leverage	TCE/ TA
06/30/17	11.51%	10.46%
12/31/09	9.62%	5.87%


Tier 1 Leverage
Banner
Peer Top Quartile
Peer Median
Gray band spans 3rd quartile of Group 1 ($10B and over).
18%
16%
14%
12%
10%
8%
6%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16


Total Capital
Tier 1 Leverage Ratio
TCE/ Tangible Assets
20%
16%
12%
8%
4%
0%
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Exhibit 99.1

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Employing capital wisely

- Maintain premium to tangible book value
- Pay appropriate dividends
- Prepare for future opportunities

Exhibit 99.1

Maintain premium to tangible book value

Maintain favorable stock price to TBV

Quarter Ending	Stock Price[1]	TBV	Price / TBV
06/30/17	$ 56.60	$ 31.21	181%
06/30/10	$ 15.07	$ 29.03	52%



$ 60
$ 50
$ 40
$ 30
$ 20
$ 10
$ 0
Tangible BV per Share
Banner Stock Price
Before 2010 Q2 capital raise
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Maintain favorable stock price to EPS

Quarter Ending	Stock Price[1]	EPS LTM	P/E Ratio
06/30/17	$ 56.60	$ 2.88	19.7x
06/30/10	$ 15.07	$ -8.06	n/m



$ 6.00
$ 5.00
$ 4.00
$ 3.00
$ 2.00
$ 1.00
$ 0.00
Earnings LTM
Banner Stock Price
Tangible BV per Share
Before 2010 Q2 capital raise
$ 60
$ 50
$ 40
$ 30
$ 20
$ 10
$ 0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

[1] Average closing price for the month following quarter-end.

Building value at Banner

Building value for ...

Shareholders by delivering top quartile financial performance

Clients by delivering super community bank service and products

Employees by offering opportunity and reward

Communities by providing capital and staying involved